SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2019 (May 8, 2019)

CLEARSIGN COMBUSTION CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	CLIR	The Nasdaq Stock Market LLC

EXPLANATORY NOTE

On May 13, 2019, ClearSign Combustion Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing the results of the votes cast at the Company’s Annual Meeting, which was held on May 8, 2019. The Company reported the results of the votes cast on proposals 1, 2, 3, 5 and 6, but adjourned the Annual Meeting to June 4, 2019 to allow time for shareholders to vote on proposal 4, which asked shareholders to approve an amendment to the Company’s articles of incorporation to specify the threshold of shareholder votes required to call a special meeting. This Current Report on Form 8-K/A amends the Original 8-K to restate the information included in the Original 8-K and include a final summary of the voting results of all proposals put before the shareholders at the Annual Meeting. Except as set forth below, the Original 8-K is not being amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2019, the Company held its 2019 annual meeting of shareholders (the “Annual Meeting”). A total of 24,650,084 shares of common stock, constituting a quorum, were represented in person or by proxies at the Annual Meeting. The Annual Meeting was adjourned to Tuesday, June 4, 2019, to allow shareholders additional time to vote on proposal 4.

The final results of the voting for the proposals, which are described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2019, are as follows:

Proposal 1. Each of the following nominees was elected to serve as a director until the election and qualification of his or her successor.

Nominee Name	For	Withheld	Broker Non-Votes

Robert T. Hoffman	13,120,017	775,653	10,606,771
Lon E. Bell, Ph.D.	13,147,569	748,101	10,606,771
Susanne L. Meline	12,627,733	1,267,937	10,606,771
James M. Simmons	13,627,803	267,867	10,606,771
Bruce A. Pate	13,627,497	268,173	10,606,771

Proposal 2. The shareholders approved, on an advisory basis, Gumbiner Savett Inc. as the Company’s independent registered public accounting firm for the year ended December 31, 2019.

For	Against	Abstentions	Broker Non-Votes

23,385,564	1,103,744	13,133	0

Proposal 3. The shareholders approved an amendment to the ClearSign Combustion Corporation 2011 Equity Incentive Plan to increase the number of shares of common stock reserved for awards.

For	Against	Abstentions	Broker Non-Votes

11,155,434	2,714,515	25,701	10,606,771

Proposal 4. The shareholders approved an amendment to the Company’s articles of incorporation to specify the threshold of shareholder votes required to call a special meeting.

For	Against	Abstentions	Broker Non-Votes

13,356,447	1,466,183	32,800	9,794,654

Proposal 5. The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes

12,123,367	1,693,286	79,017	10,606,771

Proposal 6. The shareholders approved one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve proposal 3 and/or proposal 4, or in the absence of a quorum.

For	Against	Abstentions	Broker Non-Votes

12,435,010	1,444,518	16,142	11,878,175

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2019

CLEARSIGN COMBUSTION CORPORATION

By:	/s/ Brian Fike
Brian Fike
Interim Chief Financial Officer